ASSET PURCHASE AND SALE AGREEMENT



          THIS ASSET PURCHASE AND SALE AGREEMENT (the "Agreement") dated April 13, 1998, is between Internet Tracking & Security Ventures, ("Seller"), of 50 Charles Lindbergh Blvd., Suite 400, Uniondale, New York, and Computer Concepts Corp., of 80 Orville Drive, Bohemia, New York, ("Purchaser").

     Whereas, Seller is the owner of certain software and related sales and marketing rights and has developed a viable national marketing program for the promotion and marketing of said software including rights to certain name usage and promotion based thereon (the "Assets"); and,

     Whereas, Purchaser and Seller believe the Software has the capacity to enable computer owners who are non-computer literate, to be able in most instances, to quickly and easily determine what data, pictures or graphic materials have been accessed on a computer via the internet thereby enabling the user to take appropriate action, which the parties believe has significant market demand; and,

     Whereas, the Seller desire to sell the Assets and Purchaser desires to purchase such Assets in the manner and upon the terms and conditions hereinafter set forth.

          In consideration of the mutual benefits to be derived and the representations and warranties, conditions and covenants herein contained, and subject to the terms and conditions herein set forth, Seller and Purchaser hereby adopt and approve this agreement and agree as follows:

                                     PART I

                         PURCHASE AND SALE OF THE ASSETS

          1.1 Subject to the terms and conditions contained in this agreement, the Seller agrees to sell, transfer, assign and deliver to Purchaser, and Purchaser agrees to purchase from the Seller, the assets, rights, and privileges of every kind and nature, tangible or intangible (the property to be acquired by the Purchaser being referred to herein collectively as the "Assets"), including without limitation the following:

               (a) any and all rights, including licensing rights, regarding the software of Seller, commercial or otherwise, including source and object code, documentation and related materials including without limitation the data tracking software known as "Computer Cop" and/or "Bo Dietl's One Tough Computer Cop" (the "Software");

               (b) Seller's rights, pursuant to contract or otherwise, to the use of the name, "One Tough Computer Cop" and the rights to use of Richard "Bo" Dietl's name in conjunction with promotion of Purchaser and the Software, and the rights to those agreements between Seller and Dietl for regional and national marketing exposure;

               (c) Seller's rights to materials and concepts developed for the promotion, sales and marketing of the Software'

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               (d) all Seller' rights under  warranties and guarantees,  express or implied, which relate to the Assets;

           All the Assets shall be made available to or delivered to Purchaser on the Closing Date, except that all intangible Assets shall be delivered to Purchaser pursuant to such documentation and the transfer of such instruments as counsel for Purchaser shall reasonably request.

          1.2 Purchase Consideration; Restricted Securities; Limitations on Sales and Lock-up. The purchase consideration ("Purchase Consideration") for the Assets, shall be 1,900,000 shares of Purchaser's restricted common stock and 200 shares of Purchaser's Softworks, Inc. subsidiary. The parties agree that the Purchase Consideration shall be allocated in accordance with an exhibit captioned "Allocation Exhibit" to be attached hereto as Exhibit 1.2 within 90 days following the Closing and to be addended hereto.

     Seller acknowledges that it is to receive restricted securities which have not been registered under the Securities Act of 1933, as amended (the "Act"), and as such, such securities may not be sold or transferred without registration, or exemption from registration, under the Act. Purchaser has not represented that any of said securities will be registered or otherwise qualify for an exemption, and, therefore, such securities may have to be held indefinitely. Seller agrees that upon availability for sale of any or all of the securities provided for hereunder that it will only sell such securities in a manner which does not disrupt the applicable issuer's market for its securities. If requested, Seller agrees to effect its sales through a broker or brokers designated by Purchaser in a manner not disruptive to the market. Seller agrees that if a registration of any or all of the securities is proposed by Purchaser or its Softworks, Inc. subsidiary, that it will cooperate fully in providing required information and indemnification agreements considered standard in the registration process. Seller further agrees that in conjunction with a public offering, it will agree to a contractual lock-up period not in excess of one year in regard to the any of the shares, however, such lock-up period shall not be longer than is imposed on other selling shareholders..

          1.3  Payment of Purchase Consideration.

               (a) Within ten days of Closing, Purchaser shall deliver to Seller stock certificates representing the appropriate numbers of shares of common stock as specified in section 1.2, above.

          1.4 No Liabilities Assumed by Purchaser. Purchaser shall not assume any liabilities of Seller unless expressly agreed in a writing signed by both parties hereto.

                                     PART II

                                     CLOSING

          2.1 Closing Date. The closing of the purchase and sale contemplated by the agreement ("Closing") shall take place after all conditions specified in
Part V hereof have been fulfilled but in any event not later than July 15, 1998.

          2.2 Place of Closing. The Closing shall take place at a location to be agreed upon by the parties.

          2.3 Agreement Termination. If the contemplated transaction has not been closed on or before July 15, 1998, this Agreement shall become null and void .


                                    PART III

                         REPRESENTATIONS AND WARRANTIES

          3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser as follows and acknowledges and confirms that Purchaser is relying upon such representations and warranties in connection with the execution, delivery and performance of this agreement, not withstanding any investigation made by Purchaser or on its behalf.

               (a) Organization and Standing.

     i) Seller is a joint venture in good standing under the laws of its jurisdiction; if Seller elects to transfer the Assets into a formal entity prior to Closing, then such entity shall be validly formed and in good standing under the laws of its jurisdiction, and all representations by Seller herein shall be deemed to be the representations of such entity.

     ii) Seller has the right, power and authority to own and operate its business and to carry on its business as now conducted and as proposed to be conducted.

     iii) Seller has the legal ownership rights to the Software and has the authority to enter into this transaction and to transfer the assets and rights being purchased hereunder.

               (b) Authorization.

     i) The execution, delivery and performance of this agreement by Seller has been duly authorized by its partners and this agreement has been duly executed and delivered by Seller and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors.

     ii) All joint venture/partnership proceedings required for the execution and delivery of this agreement and for the consummation of the transactions contemplated hereunder have been duly taken, including without limitation the approval of the transactions contemplated under this agreement by Seller's partners.

     iii) Seller may execute and deliver this agreement and perform its obligations hereunder without the necessity of Seller obtaining any consent, approval, authorization or waiver or giving any notice.

               (c) No Affiliation. Neither Seller, nor any of its partners, are affiliates or related in any way to Purchaser.

               (d) No Violation. The execution, delivery and performance of this agreement by Seller and the consummation of the transactions contemplated hereunder will not

     (i) constitute a violation of, conflict with or constitute a default under any term or provision of the Joint Venture Agreement of Seller,

     (ii) conflict with, result in the breach of, constitute a default under or cause the acceleration of maturity of any debt or other obligations pursuant to which Seller is a party or by which any may be bound or affected,

     (iii) constitute a violation of any statute, material ordinance, judgment, order, decree, regulation or rule of any court, governmental authority or arbitrator applicable to or relating to the assets or the business of Seller, or

     (iv) result in the creation of any lien, mortgage, pledge, security interest, restriction, claim, charge, option, encumbrance or interest or right of third parties of any kind or nature (each a "Lien" and collectively "Liens") upon any of the Assets of Seller or upon any of the capital stock of Seller or its subsidiary.

               (e) Title and Condition of Assets. Seller has good and marketable title to the Assets, personal, tangible, intangible and mixed, and the unqualified right to sell, convey, assign, transfer and deliver the Assets to Purchaser, free and clear of any Liens. The tangible Assets are in good operating condition as of the Closing Date and Seller know of no hidden defects with respect to such Assets. The Assets are suitable for the purposes for which they are presently being used, and constitute all the assets necessary and/or related to the Software and the sales and marketing concepts and plans as developed by Seller. The Business of Seller is not conducted under (i) any restriction imposed upon it (which is not imposed upon other persons conducting similar businesses or operating similar assets for similar purposes in the localities where its respective Business and Assets are located), or (ii) any regulatory variance or special permit issued under any zoning, anti-pollution, health or other law, ordinance or regulation.

               (g) Software. The Software of Seller is in good and usable condition, and/or properly licensed, in accordance with its intended, proper and customary use.

               (h) Insurance. Seller may maintain policies of fire and casualty, product and other liability and other forms of insurance in such amounts and against such risks and losses as are sufficient for compliance with all requirements of law and of all agreements to which it is a party. There are no claims pending or, to the best knowledge of Seller, threatened, under any of said policies, no disputes with underwriters are pending or threatened, and all premiums due and payable in respect of such policies have been paid. Such policies are in full force and effect in accordance with their respective terms and Seller will cause all such policies to remain in full force and effect through the Closing Date.

               (i) Litigation and Compliance. There is no action, suit, lien, claim, order, judgment, proceeding (including without limitation any foreclosure, condemnation or eminent domain proceeding), whether in law or equity, or governmental or administrative investigation (all of the foregoing items in this paragraph being referred to herein individually as a "Proceeding" or collectively as "Proceedings"), pending or, to the best knowledge of Seller, threatened against Seller or with respect to Seller's employees or Seller' property or assets or any assets or property of others leased or used by Seller in connection with the transactions contemplated by this agreement, and Seller has no knowledge or any basis for any Proceeding. To the best of Seller' knowledge, Seller is in compliance with, is not in default or violation under, and to Seller' knowledge no valid basis exists for any claim of noncompliance, default or violation with respect to, any law, ordinance, requirement, regulation, policy, guideline, decree or order applicable to the Assets. Neither Seller nor any of Seller's employees is subject to any judgment, order or decree entered in any lawsuit or proceeding which has or may have an adverse effect upon the Assets. Seller has duly filed or had filed on its behalf all reports and returns required to be filed by them with governmental authorities. All governmental licenses, consents, authorizations and permits required in connection with the Assets, if any, have been obtained and are in full force and effect.

               (j) Taxes and Other Payments. Seller has paid, or made adequate provision on its applicable books and records for the payment of, all Federal, state, local and foreign taxes, including without limitation, sales, use, real property and personal property taxes, penalties and other payments required, as the case may be, to be paid or currently due in respect of the Assets; the payment of any such tax is not in default and Seller has duly filed all tax reports and returns required to be filed by them. Seller has not received notice of and has no knowledge of any tax deficiency outstanding, proposed or assessed against it, nor has Seller executed any waiver of any statute of limitations on the assessment or collection of any tax. There are no tax liens upon, pending against or, to the best knowledge of Seller, threatened, against Seller or the Assets. Seller has made and transmitted to the appropriate taxing authorities all required employee withholding payments, if any.

               (k) Suppliers and Customer. Seller have no knowledge of any loss or threatened loss of any material supplier or customer of Seller in regard to the Assets.

               (l) Product Claims. No material product or service liability claim is pending, threatened or, to the best of Seller' knowledge, imminent against Seller with respect to the Software/Assets.

          3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as follows, and acknowledges and confirms that Seller is relying upon such representations and warranties in connection with the execution, delivery and performance of this agreement, notwithstanding any investigation made by Seller or on its behalf.

               (a) Organization and Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

               (b) Authorization. The execution, delivery and performance of this agreement by Purchaser has been duly authorized and this agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors. All corporate proceedings required by the Certificate of Incorporation or Bylaws of Purchaser or otherwise for the execution and delivery of this agreement and for the consummation of the transactions contemplated hereunder have been duly taken. Purchaser may execute and deliver this agreement and perform its respective obligations hereunder without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice.

               (c) No Violation. The execution, delivery and performance of this agreement by Purchaser and the consummation of the transactions contemplated hereunder will not constitute a violation of, conflict with, or constitute a default under any term or provision of the Certificate of Incorporation or Bylaws of Purchaser.

                                     PART IV

                         CONDUCT AND TRANSACTIONS PRIOR
                                 TO CLOSING DATE

          4.1 Access to Assets, Records and Cooperation. Seller agrees to make available to Purchaser the Software and all related materials including the sales and marketing materials for review, and if desired by Purchaser, further development pending the Closing. Seller agrees to cooperate with reasonable requests for assistance and to continue its development of the designs, plans and concepts included within the Assets pending the Closing.

          4.2  Operation of Business.

               (a) Seller agrees that from the date hereof through the Closing Date, except as expressly contemplated by this agreement or to the extent that Purchaser shall otherwise consent in writing, Seller will operate its' business as presently operated and only in the ordinary course, and, consistent with such operation, it will preserve intact relationships with parties with which it may have business dealings. Seller shall comply with, and shall not knowingly be in default or in violation in any respect under any law, ordinance, requirement, regulation, policy, guideline, decree or order applicable to the Assets of Seller. Seller shall not permit or allow and shall refrain from taking or failing to take any action which would render any representation or warranty contained in this agreement or in any instrument or other document delivered in connection with the agreement inaccurate as of the Closing Date, and shall promptly advise Purchaser of any breach of any representation, warranty, covenant, condition or obligation of Seller hereunder. Seller shall duly file all reports and returns required to be filed by it with governmental authorities and make such payments as are required in connection therewith. Seller shall obtain and maintain all governmental consents, approvals and authorizations which are required in connection with their respective operation, and shall preserve the Assets in good operating condition, order and repair.

               4.3 Consents  and  Notices.  Seller shall use its best efforts to obtain all consents, waivers, amendments, modifications, approvals, authorizations, permits and licenses which may be necessary to effectuate this agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof and shall give all notices, if any, to third parties required to be given by it in contemplation and as a result of the transactions contemplated by this agreement.

               4.4 Confidentiality. The Purchaser covenants and agrees to keep all information provided by the Seller or its representatives to the Purchaser in strict confidence and not to use any such information for any purpose other than in connection with the transactions contemplated herein, except for information which is part of the public domain or hereafter becomes part of the public domain through no fault of the Purchaser, or which was acquired by the Purchaser from an independent third party who had no confidentiality obligation to any of the Seller or which the Purchaser may be required by law to disclose (provided that the Purchaser gives reasonable prior notice thereof to the Seller under the circumstances).

               In the event that this agreement is terminated by any party for any reason, the Purchaser shall deliver to the Seller all software, documents, work papers and other material (and all copies thereof) (a) obtained by the Purchaser from he Seller or its representatives, whether before or after the date hereof, and (b) prepared by or for the Purchaser which incorporate information contained in any documents, work papers or other material provided by the Seller or its representatives to the Purchaser. The Purchaser shall also deliver to the Seller upon request a certificate of an authorized officer certifying that the requirements of this Section have been fully satisfied. If this agreement is terminated by Purchaser without good cause, then any materials it has developed related to the Assets, including modifications to the Software which may be made, if any, shall become the property of Seller.

               4.5 Tax Covenants for Article IV. The Seller shall duly and timely complete and attach Internal Revenue Service Form 8594 to the Seller's Federal income tax return for the year in which the purchase and sale contemplated hereunder occurs, as required by Section 1060 of the Internal
Revenue Code of 1986, as amended, and the Temporary Treasury Regulations promulgated thereunder, setting forth the purchase price allocation as agreed upon with Purchaser.

               The Purchaser shall duly and timely complete and attach Internal Revenue Service Form 8594 to the Purchaser's Federal income tax return for the tax year in which the sale contemplated hereunder occurs, as required by Section 1060 of the Internal Revenue Code of 1986, as amended, and the Temporary Treasury Regulations promulgated thereunder, setting forth the purchase price allocation as agreed upon with Seller.

               Seller and Purchaser shall agree upon the required allocations no later than 90 days following the Closing. In the event the parties are unable to reach agreement on such allocation, the parties agree to adopt an allocation as determined to be appropriate in good faith by Purchaser's independent public accountants.

                                     PART V

                              CONDITIONS TO CLOSING

          5.1  Conditions  to  Obligations  of  Purchaser.   The  obligation  of
Purchaser to perform this agreement is subject to the satisfaction of the following conditions, each of which may be waived by Purchaser:

               (a) Representations and Warranties; Performance of Obligations. The representations and warranties of Seller set forth in this agreement and in any certificate or other instrument delivered to Purchaser hereunder shall be true and correct in all respects at all times commencing with the date of this agreement and on the Closing Date as though made on and as of the Closing Date. Seller shall not have violated any covenants or agreements in this agreement and shall have performed the obligations required to be performed under this agreement prior to or on the Closing Date.

               (b) Authorization of Agreement. All action necessary to authorize the execution, delivery and performance of this agreement by Seller shall have been duly and validly taken, and Seller shall have full power and right to consummate the transactions hereunder on the terms provided herein.

               (c) Receipt of Satisfactory Asset Valuation Analysis and Approval of Instruments of Transfer. Purchaser shall receive an Asset valuation analysis from an independent third party wherein the Assets are collectively valued at no less than $14,000,000. Purchaser shall be responsible for costs associated with such analysis. Seller agrees to cooperate with all reasonable requests related to such analysis. All instruments of transfer and other documents delivered in connection with this agreement shall be satisfactory in form and substance to Purchaser and its counsel.

               (d) Acknowledgment and Confirmation of Seller's Principal's (Richard "Bo" Dietl) Obligations and Satisfactory Agreement for Additional Services Between Purchaser (or a new subsidiary to be formed) and Seller. Seller's Principal, Richard "Bo" Dietl, shall provide confirmation of the production of and proposed release of a motion picture, tentatively titled "One Tough Cop," based on his life and book, "One Tough Cop, the Bo Dietl Story," and shall execute this Agreement in his individual capacity in acknowledgment and confirmation of certain marketing and promotional obligations related to the Assets to be fulfilled following the Closing. In addition, a satisfactory agreement shall have been reached prior to Closing continuing and expanding the involvement of Mr. Dietl in the continuing development and marketing of the Software and the Purchaser in local, regional and national media.

               (e) No Adverse Change. None of the Assets shall have been materially affected by any collision, fire, explosion, accident, embargo, act of God or any other casualty that impairs the Assets or that has an adverse effect upon their prospects.

               (f) Litigation. No litigation or proceeding shall have been instituted or threatened which could have a material adverse effect upon the Assets or is intended to prevent, restrain or interfere with the consummation of the acquisition contemplated under this agreement.

               (g) Sale Assets to be Free of Liens and Claims. All Assets, rights and interests being purchased pursuant to this Agreement shall be free of any and all liens and claims.

               (h) Accuracy of Information. All information described in or set forth or referred to in this agreement or Exhibits hereto or required to be furnished to Purchaser or any of its representatives prior to the Closing Date shall be true, correct and complete. No information shall have come to the attention of Purchaser or its authorized representatives, during the conduct of its investigation of Seller or otherwise, which could materially adversely affect the condition (financial or otherwise), properties, assets, liabilities, business or prospects of Seller that are the subject of this agreement, which information is not set forth in this agreement.

               (i)  Compliance  with  Securities   Laws.  The  issuance  of  the
securities provided for hereunder shall be subject to compliance with all applicable federal and state securities laws and regulations.

               (i) Other Matters. Seller shall have furnished, or cause to be furnished, to Purchaser such certificates, instruments and other documents, in form and substance reasonably satisfactory to Purchaser, as Purchaser may have reasonably requested to consummate the transactions contemplated under this agreement.

          5.2 Conditions to Obligations of Seller. The obligations of Seller to perform this agreement are subject to the satisfaction of the following conditions, each of which may be waived by Seller and all shall be in a form reasonably satisfactory to Seller and its attorneys:

               (a) Representations and Warranties, Performance of Obligations. The representations and warranties of Purchaser set forth in this agreement and in any certificate or other instrument delivered to Seller hereunder shall be true and correct in all respects at all times commencing with the date of this agreement and ending with and on the Closing Date as though made on and as of the Closing Date. Purchaser shall not have violated any covenants or agreements in this agreement and shall have performed the obligations required to be performed by it under this agreement prior to or on the Closing Date.


               (b) Authorization of Agreement. All action necessary to authorize the execution, delivery and performance of this agreement by Purchaser shall have been duly and validly taken, and Purchaser shall have full power and right to consummate the transactions contemplated hereunder on the terms provided herein.

               (c) Litigation. No litigation or proceeding shall have been instituted or threatened which seeks or is intended to prevent, restrain or interfere with the consummation of the transactions contemplated under this agreement.

               (d) Payment of Purchase Price. Purchaser shall have delivered to Seller a certified resolution confirming the approval of the transaction and authorization for the issuance of the requisite securities upon Closing.

                                     PART VI

                                   TERMINATION

          6.1 In the event either party prior to the Closing shall breach, violate or otherwise default in respect to any warranty, representation or covenant (the "Defaulting Party"), the other party (the "NonDefaulting Party") may at its option, at any time prior to the Closing, unless such default shall have been fully rectified and corrected by the Defaulting Party prior thereto, by written notice elect either:

               (1) to terminate this agreement by giving the Defaulting Party written notice of such election, in which case, all obligations of the parties hereunder shall terminate upon the giving of such notice, or

               (2) to consummate the transaction contemplated hereby.

                                    PART VII

                                 INDEMNIFICATION

          7.1 Indemnities of Seller.

               (a) Seller agree to defend, at its own expense, indemnify and hold harmless Purchaser at all times after the Closing Date in respect of all liability, damage, actions, causes of action, expense, (including without limitation attorneys fees) deficiency or loss resulting from, arising out of or connected with:

                    (i) any breach of the representations and warranties made in regard to the Assets by Seller in this agreement or in any certificate or other instrument furnished or to be furnished to Purchaser hereunder for the period provided for the survival of representations and warranties set forth in Section
8.16 of this agreement;

                    (ii) the nonfulfillment of any agreement or covenant made by Seller in or under this agreement; and

                    (iii) any claims, obligations, debts, demands, or liabilities existing against Seller and/or the Assets prior to and including the Closing Date, whether asserted prior to or subsequent to the Closing Date, and thereafter asserted against Purchaser.

               (b) Seller, at its own expense, shall have the right to contest, defend or litigate any matter in respect of which indemnification is claimed and any proceeding or litigation which could give rise to a claim for indemnification. Purchaser shall have the right to be represented by counsel and accountants in any such proceeding or litigation at its own expense unless Seller is not diligently pursuing such defense, in which case Purchaser's counsel and accountants shall be at Seller' expense. In connection with the defense of any proceeding or litigation covered by this Section, Purchaser shall make available to Seller all books and records in the possession of Purchaser relating thereto.

               (c) No claim for indemnification under this Section 7 and Section
3.1 (l) by Purchaser shall be initiated at any time after the second anniversary of the Closing Date, except for matters set forth in Section 8.16 (b), (c) and
(d) of this agreement.


          7.2  Indemnities of Purchaser.

               (a) Purchaser agrees to defend, at its own expense, indemnify and hold harmless Seller at all times after the Closing Date in respect of all liability, damage, actions, causes of action, expense (including without limitation attorneys fees), deficiency or loss resulting from, arising out of, or connected with:

                    (i) any breach of the representations and warranties made by Purchaser in this agreement or in any certificate or other instrument furnished or to be furnished to Seller hereunder for the period provided for the survival of representations and warranties set forth in Section 8.16 of this agreement; and

                    (ii) the nonfulfillment of any agreement or covenant made by Purchaser in or under this agreement.

                    (iii) any claims, obligations, debts, demands or liabilities against Purchaser arising from events occurring after the Closing Date.

               (b) Purchaser, at its own expense, shall have the right to contest, defend or litigate any matter in respect of which indemnification is claimed and any proceeding or litigation which could give rise to a claim for indemnification. Seller shall have the right to be represented by counsel and accountants in any such proceeding or litigation at Seller' own expense, unless Purchaser is not diligently pursuing such defense, in which case Seller' counsel and accountants shall be at Purchaser's expense. In connection with the defense of any proceeding or litigation covered by this Section, Seller shall make available to Purchaser all books and records in the possession of Seller relating thereto.

          7.3 Notice. Any party hereto having notice or knowledge of a claim of a person not a party hereto which might result in the obligation of a party hereto to indemnify another party or parties hereto shall immediately notify such other party in the manner set forth in Section 8.12 of this agreement.

                                    PART VIII

                                  MISCELLANEOUS

          8.1 Further Actions. From time to time, as and when requested by a party hereto, each party hereto will execute all documents and take such other action as another party hereto may reasonably request, whether before, on or after the Closing Date, in order to consummate the transactions provided for herein and to accomplish the purposes of this agreement.

          8.2 Expenses. Except as may be otherwise expressly provided herein, Purchaser and Seller shall pay their respective expenses in connection with this agreement and the transactions contemplated hereunder. Nothing contained in this
Section 8.3 shall release any party from liability for any breach of or default under any term or provision of this agreement, subject to the limitations on such liabilities contained herein.

          8.3 Transfer Taxes and Prorations. Seller shall pay all transfer taxes in connecting with the closing of this agreement, including, but not limited to sales taxes, if any.

          8.4 Time of Essence. Time is of the essence of this agreement.

          8.5 Risk of Loss. Until the Closing Date, the assets shall be and remain at the risk of Seller. If, prior to the Closing Date, all or any part of the assets are destroyed or damaged by fire or any other casualty or shall be appropriated, expropriated or seized by governmental or other lawful authority, the parties shall seek to determine in good faith an appropriate adjustment to the Purchase Price, which agreement shall set forth an express agreement as to who shall have any right or claim for the proceeds of any insurance or compensation for appropriation or seizure. In the event that no such agreement can be reached, this agreement shall terminate.

          8.6 Entire Agreement. This agreement, which includes the Exhibits hereto, contains the entire agreement between Purchaser and Seller with respect to the transactions contemplated by this agreement and supersedes all prior written or unwritten arrangements or understandings with respect thereto.

          8.7 Descriptive Headings. The descriptive headings of this agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this agreement.

          8.9 Notices. All notices and other communications required or permitted hereunder shall be in writing and deemed to have been duly given when delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested addressed as follows:

          If to Purchaser:
          Computer Concepts Corp.
          Attn: President
          80 Orville Drive
          Bohemia, NY 11716

          If to Seller:

          Internet Tracking & Security Ventures
          Attn: Bo Dietl, Principal
          50 Charles Lindbergh Blvd., Suite 400
          Uniondale, NY 11553

          Any party may by notice given pursuant to this Section 8.9 change the address to which notices or other communications to it are to be delivered or mailed thereafter.

         8.10 Counterparts. This agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

         8.11 Governing Law. This agreement shall be governed by and in accordance with the laws of the State of New York and shall be considered mutually drafted by the parties.

         8.12 Assignability and Binding Effect. This agreement shall not be assignable otherwise than by operation of law by either party without the prior written consent of the other party, however, either party may assign this agreement to another entity which is whollyowned or comprised of the same owners. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         8.13 Survival. All representations and warranties contained herein or made pursuant hereto, whether express or implied, are true and correct as of the Closing Date and any claim for breach or claim based upon a breach thereto shall survive the Closing Date and shall continue in full force and effect for a period of two (2) years after the Closing Date and thereafter shall be of no force or effect (a) unless a representation and/or a warranty shall have been breached and the party that made the representation and/or warranty shall have been given notice of such breach within such two-year period, in which event such breached representation and/or warranty shall continue to survive, (b) except that representations and/or warranties made by a party with respect to any tax liability or tax adjustment shall survive the Closing Date for a period equal to the period during which a claim by the taxing authority in question for a deficiency in the tax involved would not be barred by the Federal, state or local statute of limitations (whether voluntarily extended by the taxpayer or otherwise) applicable to such tax, (c) except any matters including fraud or willful misconduct on the part of Seller and (d) except that representations and warranties contained in any instruments of transfer delivered on or after the Closing Date, which warranties shall survive the Closing Date forever, and nothing shall limit the representations and warranties of Seller as set forth in this agreement respecting its respective title to and ability to transfer unqualified ownership of the Assets, which representations and warranties shall survive the Closing Date forever.

         8.14 Waivers and Amendments. This agreement or any term hereof may be amended, waived, discharged or terminated only in writing signed by each of the parties hereto or their respective successors and permitted assigns. A waiver of any breach or failure to enforce any of the terms or conditions of this agreement shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this agreement.

         8.15 Third Party Rights. Notwithstanding any other provision of this agreement, this agreement shall not create benefits on behalf of any employee, third party or other person, and this agreement shall be effective only as between the parties hereto, their successors and permitted assigns.

         8.16 Illegality. In the event that any one or more of the provisions contained in this agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this agreement shall not, in any way, be impaired.

          IN WITNESS WHEREOF, the undersigned have caused this agreement to be duly executed and delivered of the date first above written.


                                    "Seller"
                                    Internet Tracking & Security Ventures,


                                    By s/
                                       Richard "Bo" Dietl,
                                       Principal/Partner



                                    "Purchaser"
                                    Computer Concepts Corp.


                                    By:s/
                                       Daniel Del Giorno,
                                       Its President